UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2023, Ocular Therapeutix, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the Company’s stockholders approved an amendment (“Amendment No. 2”) to the Company’s 2021 Stock Incentive Plan, as amended (the “2021 Stock Incentive Plan”). Amendment No. 2, which had previously been adopted by the Company’s Board of Directors subject to stockholder approval, increased the number of shares of common stock of the Company issuable under the 2021 Stock Incentive Plan by 3,900,000 shares.

A description of the material terms and conditions of Amendment No. 2 is set forth in Proposal 3 on pages 36 to 46 of the Company’s definitive proxy statement for the 2023 Annual Meeting, filed with the Securities and Exchange Commission on May 1, 2023, and is incorporated herein by reference. A complete copy of the 2021 Stock Incentive Plan, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the 2023 Annual Meeting.

(1)	The Company’s stockholders elected Jeffrey S. Heier, M.D. and Merilee Raines as Class III directors to serve until the 2026 Annual Meeting of Stockholders, each such director to hold office until his or her successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey S. Heier, M.D.	30,498,886	7,304,398	22,719,693
Merilee Raines	35,999,346	1,803,938	22,719,693

(2)	The Company’s stockholders approved a non-binding, advisory proposal regarding the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,523,000	11,166,252	114,032	22,719,693

(3)	The Company’s stockholders approved Amendment No. 2 to increase the number of shares of common stock of the Company issuable under the 2021 Stock Incentive Plan by 3,900,000 shares. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
29,412,694	7,989,371	401,219	22,719,693

(4)	The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
60,465,189	43,091	14,697	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Ocular Therapeutix, Inc. 2021 Stock Incentive Plan, as amended, incorporated herein by reference to Appendix B to the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on May 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: June 16, 2023	By:	/s/ Donald Notman
Name: Donald Notman
Title: Chief Financial Officer